Balance Sheet Components - Schedule of Other Current Assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Mar. 31, 2021	Mar. 31, 2020
Balance Sheet Related Disclosures [Abstract]
Prepaid expenses	$ 40,946	$ 39,544	$ 16,344
Receivables for value added tax (VAT) paid		807	5,978
Note receivable		0	5,000
Trade receivables, net	9,814	11,222	3,669
Income tax receivable	2,502	1,803	632
Other	2,301	1,681	2,140
Total other current assets	$ 55,563	$ 54,250	$ 33,763